SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : December 26, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-AR19)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-03                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-AR14 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Washington Mutual Mortgage Securities Corp, as servicer, and The Chase Manhattan Bank, as trustee. On December 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date:  January 4, 2002            By:  /s/ Thomas M. Britt
                                   Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2001

              CSFB Mortgage Pass-Through Certificates, Series 2001-AR19
                        Statement to Certificate Holders
                               December 26, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1         23,433,600.00     20,734,972.32        382,509.14    107,951.93      490,461.07     0.00     0.00       20,352,463.18
IIA1        85,759,000.00     61,383,453.38     14,934,689.58    252,490.60   15,187,180.18     0.00     0.00       46,448,763.80
IIA2        59,313,000.00     59,313,000.00              0.00    292,808.51      292,808.51     0.00     0.00       59,313,000.00
IIA3        65,738,000.00     65,738,000.00              0.00    324,964.85      324,964.85     0.00     0.00       65,738,000.00
IIIA1       77,133,000.00     76,029,414.65      2,315,511.68    361,900.01    2,677,411.69     0.00     0.00       73,713,902.97
IVA1        20,492,800.00     19,689,756.17         15,362.44    102,619.65      117,982.09     0.00     0.00       19,674,393.73
CB1          5,719,000.00      5,704,982.42          4,720.70     31,974.13       36,694.83     0.00     0.00        5,700,261.72
CB2          3,813,000.00      3,803,654.12          3,147.41     21,317.95       24,465.36     0.00     0.00        3,800,506.71
CB3          2,080,000.00      2,074,901.80          1,716.92     11,628.99       13,345.91     0.00     0.00        2,073,184.88
AR                 100.00              0.00              0.00          0.00            0.00     0.00     0.00                0.00
CB4          1,213,000.00      1,210,026.87          1,001.26      6,781.71        7,782.97     0.00     0.00        1,209,025.61
CB5            867,000.00        864,874.93            715.66      4,847.28        5,562.94     0.00     0.00          864,159.27
CB6          1,039,814.00      1,037,265.37            858.31      5,813.45        6,671.76     0.00     0.00        1,036,407.06
TOTALS     346,601,314.00    317,584,302.03     17,660,233.10  1,525,099.06   19,185,332.16     0.00     0.00      299,924,068.93

IX          23,433,600.00     20,734,972.32              0.00      6,617.91        6,617.91     0.00     0.00       20,352,463.18
IIX        210,810,100.00    186,434,453.38              0.00    148,397.32      148,397.32     0.00     0.00      171,499,763.80
IIIX        77,133,000.00     76,029,414.65              0.00     84,680.78       84,680.78     0.00     0.00       73,713,902.97
IVX         20,492,800.00     19,689,756.17              0.00     18,048.94       18,048.94     0.00     0.00       19,674,393.73
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1       22540A7H5     884.83938959     16.32310614    4.60671557       20.92982171       868.51628346      IA1         6.247528 %
IIA1      22540A7J1     715.76689770    174.14719831    2.94418778      177.09138609       541.61969939      IIA1        4.936000 %
IIA2      22540A7K8   1,000.00000000      0.00000000    4.93666667        4.93666667     1,000.00000000      IIA2        5.924000 %
IIA3      22540A7L6   1,000.00000000      0.00000000    4.94333338        4.94333338     1,000.00000000      IIA3        5.932000 %
IIIA1     22540A7M4     985.69243579     30.01972800    4.69189595       34.71162395       955.67270779      IIIA1       5.712000 %
IVA1      22540A7N2     960.81336713      0.74965061    5.00759535        5.75724596       960.06371652      IVA1        6.254195 %
CB1       22540A7T9     997.54894562      0.82544151    5.59086029        6.41630180       996.72350411      CB1         6.725516 %
CB2       22540A7U6     997.54894309      0.82544191    5.59086022        6.41630212       996.72350118      CB2         6.725516 %
CB3       22540A7V4     997.54894231      0.82544231    5.59086058        6.41630288       996.72350000      CB3         6.725516 %
AR        22540A7W2       0.00000000      0.00000000    0.00000000        0.00000000         0.00000000      AR          4.936000 %
CB4       22540A7X0     997.54894477      0.82544106    5.59085738        6.41629843       996.72350371      CB4         6.725516 %
CB5       22540A7Y8     997.54893887      0.82544406    5.59086505        6.41630911       996.72349481      CB5         6.725516 %
CB6       22540A7Z5     997.54895587      0.82544570    5.59085567        6.41630138       996.72351017      CB6         6.725516 %
TOTALS                  916.28129843     50.95258554    4.40015372       55.35273926       865.32871289

IX        22540A7P7     884.83938959      0.00000000    0.28241115        0.28241115       868.51628346      IX          0.383000 %
IIX       22540A7Q5     884.37154282      0.00000000    0.70393838        0.70393838       813.52726364      IIX         0.955171 %
IIIX      22540A7R3     985.69243579      0.00000000    1.09785410        1.09785410       955.67270779      IIIX        1.336548 %
IVX       22540A7S1     960.81336713      0.00000000    0.88074543        0.88074543       960.06371652      IVX         1.100000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
                 JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th floor
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: Thomas Britt/Chase

                                      -6-

              CSFB Mortgage Pass-Through Certificates, Series 2001-AR19
                        Statement to Certificate Holders
                               December 26, 2001


Section 4.04(a)(i)         Scheduled Principal Payments                                     261,961.47
                           Principal Prepayments                                         17,398,271.63

Section 4.04(a)(ii)        Current Interest                                               1,782,844.02
                           Class Unpaid Interest                                                  0.00

Section 4.04(a)(iii)       Certificate Interest Shortfalls                                        0.00
                           Certificate Principal Shortfalls                                       0.00

Section 4.04(a)(v)         Aggregate Loan Balance                                       299,924,069.70
                           Loan Group 1 Aggregate Loan Balance                           21,388,985.66
                           Loan Group 2 Aggregate Loan Balance                          180,825,716.14
                           Loan Group 3 Aggregate Loan Balance                           77,127,728.48
                           Loan Group 4 Aggregate Loan Balance                           20,581,639.42

Section 4.04(a)(vi)        Servicing Fees                                                   105,223.18
                           MGIC Fees                                                         10,360.01
                           Trustee Fees                                                       1,587.92

Section 4.04(a)(viii)      Current Advances                                                       0.00
                           Outstanding Advances                                                   0.00

Section 4.04(a)(ix)        Delinquent Mortgage Loans

                           Group 1
                           Number of Loans delinquent 31 to 60 days                               0.00
                           Balance of Loans delinquent 31 to 60 days                              0.00
                           Number of Loans delinquent 61 to 90 days                               0.00
                           Balance of Loans delinquent 61 to 90 days                              0.00
                           Number of Loans delinquent 91 or more days                             0.00
                           Balance of Loans delinquent 91 or more days                            0.00

                           Group 2
                           Number of Loans delinquent 31 to 60 days                               0.00
                           Balance of Loans delinquent 31 to 60 days                              0.00
                           Number of Loans delinquent 61 to 90 days                               0.00
                           Balance of Loans delinquent 61 to 90 days                              0.00
                           Number of Loans delinquent 91 or more days                             0.00
                           Balance of Loans delinquent 91 or more days                            0.00

                           Group 3
                           Number of Loans delinquent 31 to 60 days                               0.00
                           Balance of Loans delinquent 31 to 60 days                              0.00
                           Number of Loans delinquent 61 to 90 days                               0.00
                           Balance of Loans delinquent 61 to 90 days                              0.00
                           Number of Loans delinquent 91 or more days                             0.00
                           Balance of Loans delinquent 91 or more days                            0.00

                           Group 4
                           Number of Loans delinquent 31 to 60 days                               5.00
                           Balance of Loans delinquent 31 to 60 days                        468,080.33
                           Number of Loans delinquent 61 to 90 days                               2.00
                           Balance of Loans delinquent 61 to 90 days                        510,687.65
                           Number of Loans delinquent 91 or more days                             0.00
                           Balance of Loans delinquent 91 or more days                            0.00


                                      -7-


              CSFB Mortgage Pass-Through Certificates, Series 2001-AR19
                        Statement to Certificate Holders
                               December 26, 2001

                           Foreclosures

                           Group 1
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 2
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 3
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 4
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

Section 4.04(a)(x)         Number of loans for which Prepayment Penalties were collected.         0.00
                           Balance of loans for which Prepayment Penalties were collected.        0.00
                           Amount of Prepayment Penalties                                         0.00


Section 4.04(a)(xi)        REO Properties
                           Group 1
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 2
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 3
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 4
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %


Section 4.04(a)(xii)       Current Realized Losses                                               0.00
                           Aggregate Realized Losses                                             0.00

Section 4.04(a)(xiii)      Weighted Average Term to Maturity                                     0.00

Section 4.04(a)(xiv)       Number of Claims Submitted under the GEMICO PMI policy                0.00
                           Number of Claims Submitted under the GEMICO PMI policy                0.00
                           Total Amount of Claims Submitted under the GEMICO PMI policy          0.00
                           Total of Claims Paid under the GEMICO PMI policy                      0.00

